UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 10, 2009

OmniaLuo, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-52040 (Commission File No.)	88-1581779 (I.R.S. Employer Identification No.)

Room 101, Building E6, Huaqiaocheng
East Industrial Park,
Nanshan District, Shenzhen, 518053
The People’s Republic of China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
  011-86-755-8245-1808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products in the People’s Republic of China and elsewhere, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports filed with the Securities and Exchange Commission.

Item 8.01 Other Events

On April 10, 2009, OmniaLuo, Inc., a Delaware corporation (the “Company”), issued a press release to clarify the reason for the difference between the Company’s net income for fiscal year 2008 stated in a press release dated April 2, 2009 and the Company’s guidance on its 2008 net income that was previously provided in a press release issued on February 23, 2009.

Attached as exhibits to this report are the press releases issued on April 10 and April 2, 2009, respectively.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 10, 2009.

Exhibit 99.2	Press Release dated April 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniaLuo, Inc.

Date: April 16, 2009	By:	/s/ Zheng Luo
Zheng Luo
Chief Executive Officer